UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

December 31, 2006

         --------------------------------------------------------------

NAPTAU GOLD CORPORATION

         --------------------------------------------------------------

             (Exact name of Registrant as specified in its Charter)

         Delaware                    0-2660                  22-3386947

--------------------------------------------------------------------------------

(State or other jurisdiction      (Commission File No.)         (IRS Employer

of incorporation)                                            Identification No.)

103 E. Holly Street, Suite 303, Bellingham, WA 98226

 ------------------------------------------------------------------------------

(Address of principal executive offices) (Zip Code)

604-277-5252

 ------------------------------------------------------------------------------

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the

         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the

         Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02       Departure of Directors or Principal  Officers;  Election of

                Directors; Appointment of Principal Officers.

     The Company announces that effective December 31, 2006, Loren Miller tendered his resignation as President of the Company.

The position as President will remain vacant while the Company searches for a replacement.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     Naptau Gold Corporation

                                                     /s/ E. D. Renyk

                                                     ---------------------------

                                                     E. D. Renyk

                                                     Secretary

                                                     Dated: December 31, 2006